SECURITIES AND EXCHANGE COMMISSION


                          Washington, DC  20549


                               FORM 8-K


                            CURRENT REPORT

                  Pursuant to Section 13 or 15 (d) of the
                    Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):     June 29,
1999



                       AUDIOGENESIS SYSTEMS, INC.
           (Exact name of registrant as specified in charter)



  New Jersey                 000-24991               22-3487471
(State or other             (Commission           (IRS Employer
 jurisdiction               File Number)         Identification No.)
of incorporation)



                         7 Doig Road, Suite 3
                       Wayne, New Jersey   07470
                (Address of principal executive offices)


Registrant's telephone number, including area code      (973) 696-9400



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On June 29, 1999, Audiogenesis, the VCU Intellectual Property
Foundation and Virginia Commonwealth University (VCU-IPF/VCU) mutually agreed to the termination of the Echolocation License between VCU-IPF/VCU and Audiogenesis. Audiogenesis agreed to pay to VCU-IPF $10,000 pursuant to the Agreement in consideration for the termination of its obligations under the license.

ITEM 5.  OTHER EVENTS.

On June 30, 1999, Audiogenesis Systems, Inc. entered into a Stock Purchase Agreement and Plan of Reorganization with Allstates Air Cargo, Inc. and its sole shareholder whereby Audiogenesis shall acquire 100% of Allstates Air Cargo, Inc. The consideration to be paid to Allstates' sole shareholder is 18,000,000 shares of common stock of Audiogenesis, plus the assumption by Audiogenesis of the obligation of the sole shareholder of Allstates to pay, in installments, $2,560,000 to the estate of a former stockholder of Allstates pursuant to a certain Buy-Sell Agreement. The Stock Purchase Agreement is subject to the approval of a majority of Audiogenesis shareholders.

Audiogenesis initially was comprised of two main segments of business; a safety products sales division and a safety training division. In recent years, Audiogenesis had focused its business on the development of two devices; a device for the treatment of tinnitus (ringing in the ears) and an ultrasonic echolocation device which is intended to provide information to the visually impaired and to sighted persons in situations of low visibility concerning their immediate surroundings. In view of the refocus of the Company's business pursuant to the Allstates agreement, the Company has determined to discontinue development of the echolocation device, and as set forth in Item 2 above, has terminated the Echolocation License between VCU-IPF/VCU and Audiogenesis.

Allstates Air Cargo, Inc. is in the business of providing freight forwarding services. Allstates provides domestic and international freight forwarding services to over 1,300 customers utilizing ground transportation, commercial air carriers, and ocean carriers. Allstates operates 20 branch offices throughout the United States, including Hawaii. Its corporate office is located in Forked River, New Jersey. In addition, Allstates has 2 European branch offices located in London, England and Brussels, Belgium that do business as Allstates Allcargo (UK), Ltd. and Allstates Allcargo Belgium N.V. respectively. The London, England operation is a wholly owned subsidiary of Allstates Air Cargo, Inc. The operation in Brussels, Belgium is a strategic alliance. Allstates employs approximately 100 people.

Certain statements made in this Form 8-K are "forward looking statements". Without limiting the generality of the foregoing, such information can be identified by the use of forward-looking terminology such as "anticipate", "will", "would", "expect", "intend", "plans to" or "believes", or other variations thereon, or comparable terminology. Actual results, performance or developments may differ materially from those expressed or implied by such forward-looking statements as a result of market uncertainties or industry factors. Some important factors that may cause actual results that differ materially from those in any forward-looking statements may include the availability of future financing when needed, market acceptance of Allstates products and services , competitive pressures, and the ability to attract and retain key executive sales and management personnel. Audiogenesis disclaims any obligation or responsibility to update any such forward-looking statements.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)       Financial Statements of Businesses Acquired.

         As of the date of filing this Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this item 7(a). The financial statements required by this item 7(a), shall be filed by amendment to this Form 8-K not later than sixty days after the date of this initial report on Form 8-K.

(b)       Pro Forma Financial Information

        As of the date of filing this Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this item 7(b). The pro forma financial information required by this item 7(b), shall be filed by amendment to this Form 8-K not later than sixty days after the date of this initial report on Form 8-K.

(c)      Exhibits

           10.05   Stock Purchase Agreement and Plan of
Reorganization
                   dated June 30, 1999



                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Audiogenesis Systems, Inc.

                                          /s/ Sam DiGiralomo
DATED: July 9, 1999
                                          By: Sam DiGiralomo
                                              President



                            EXHIBIT 10.05

                       STOCK PURCHASE AGREEMENT
                                 AND
                        PLAN OF REORGANIZATION
                               BETWEEN
                      ALLSTATES AIR CARGO, INC.
                                 AND
                      AUDIOGENESIS SYSTEMS, INC.

                          TABLE OF CONTENTS

1.   Recitals. . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
2.   Sale and Purchase of Stock. . . . . . . . . . . . . . . . . . . 1
3.   Consideration.. . . . . . . . . . . . . . . . . . . . . . . . . 1
4.   Exchange of Shares. . . . . . . . . . . . . . . . . . . . . . . 2
5.   Representations and Warranties of Audiogenesis. . . . . . . . . 2
     a.   Organization and Qualification.. . . . . . . . . . . . . . 2
     b.   Capitalization.. . . . . . . . . . . . . . . . . . . . . . 2
     c.   Authority Relative to this Agreement.. . . . . . . . . . . 2
     d.   Validity of Shares.. . . . . . . . . . . . . . . . . . . . 3
     e.   Financial. . . . . . . . . . . . . . . . . . . . . . . . . 3
     f.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     g.   Lawsuits and Claims. . . . . . . . . . . . . . . . . . . . 5
     h.   Agreements, Contracts and Commitments. . . . . . . . . . . 5
     i.   No Breach of Statute or Contract; Governmental
Authorizations.. . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     j.   Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     l.   Resignations.. . . . . . . . . . . . . . . . . . . . . . . 7
     m.   Change of Name.. . . . . . . . . . . . . . . . . . . . . . 7
6.   Representations and Warranties of Guido and Allstates.. . . . . 7
     a.   Organization and Qualification.. . . . . . . . . . . . . . 7
     b.   Capitalization.. . . . . . . . . . . . . . . . . . . . . . 7
     c.   Authority Relative to this Agreement.. . . . . . . . . . . 8
     d.   Financial. . . . . . . . . . . . . . . . . . . . . . . . . 8
     e.   Lawsuits and Claims. . . . . . . . . . . . . . . . . . . . 9
     f.    Taxes.. . . . . . . . . . . . . . . . . . . . . . . . . .10
     g.   Assets of Allstates. . . . . . . . . . . . . . . . . . . .10
     h.   Agreements, Contracts and Commitments. . . . . . . . . . .10
     i.   No Breach of Statute or Contract; Governmental
Authorizations.. . . . . . . . . . . . . . . . . . . . . . . . . . .11
     j.   Brokers' Fees. . . . . . . . . . . . . . . . . . . . . . .12
     k.   Investment Representation. . . . . . . . . . . . . . . . .12
7.   Conduct and Transactions Prior to Closing.. . . . . . . . . . .12
     a.   Investigations; Operation of Business of Allstates.. . . .12
     b.   General. . . . . . . . . . . . . . . . . . . . . . . . . .14
     c.   Notices and Consents.. . . . . . . . . . . . . . . . . . .14
     d.   Regulatory Matters and Approvals.. . . . . . . . . . . . .15
     e.   Stockholder Approval.. . . . . . . . . . . . . . . . . . .15
8.   Conditions to Obligation to Close.. . . . . . . . . . . . . . .15
     a.   Conditions to Obligation of Audiogenesis.. . . . . . . . .15
     b.   Conditions to Obligation of Allstates. . . . . . . . . . .16
9.   Deliveries. . . . . . . . . . . . . . . . . . . . . . . . . . .16
10.  Miscellaneous.. . . . . . . . . . . . . . . . . . . . . . . . .17
     a.   Reciprocal Indemnifications. . . . . . . . . . . . . . . .17
     b.   Assignment.. . . . . . . . . . . . . . . . . . . . . . . .17
     c.   Press Releases and Public Announcements. . . . . . . . . .17
     d.   Governing Law - Jurisdiction.. . . . . . . . . . . . . . .17
     e.   Notice.. . . . . . . . . . . . . . . . . . . . . . . . . .17
     f.   Severability.. . . . . . . . . . . . . . . . . . . . . . .18
     g.   Expenses.. . . . . . . . . . . . . . . . . . . . . . . . .18
     h.   Construction.. . . . . . . . . . . . . . . . . . . . . . .18
     i.   Incorporation of Exhibits and Schedules. . . . . . . . . .19
     j.   Section Heading. . . . . . . . . . . . . . . . . . . . . .19
     k.   Entire Agreement.. . . . . . . . . . . . . . . . . . . . .19
     l.    Waivers - Amendments. . . . . . . . . . . . . . . . . . .19
     m.    Counterparts. . . . . . . . . . . . . . . . . . . . . . .19
     o.   Venue. . . . . . . . . . . . . . . . . . . . . . . . . . .19
11.  Signatures. . . . . . . . . . . . . . . . . . . . . . . . . . .21

                           STOCK PURCHASE AGREEMENT
                                     AND
                            PLAN OF REORGANIZATION

        THIS AGREEMENT, being made this 30th  day of   June
   ,
1999 by and between AUDIOGENESIS SYSTEMS, INC., a New Jersey corporation, whose main address is 7 Doig Road, Suite 3, Wayne, New Jersey, 07470 (hereinafter referred to as "Audiogenesis"); and ALLSTATES AIR CARGO, INC., a New Jersey corporation whose main address is 4 Lakeside Drive South, PO
Box 959, Forked River, New Jersey 08731 (hereinafter referred to as "Allstates"); and JOSEPH GUIDO, sole shareholder of ALLSTATES AIR CARGO,

INC. (hereinafter referred to as "Guido").
1. Recitals. Guido is the owner of all of the issued and outstanding shares of the capital stock of Allstates ("the Allstates Shares"). Audiogenesis wishes to purchase from Guido, and Guido wishes to sell to Audiogenesis, the Allstates Shares upon the terms and conditions hereinafter set forth. Accordingly, in consideration of the mutual covenants contained herein and intending to be legally bound hereby, the parties hereto agree as hereinafter set forth.
2.      Sale and Purchase of Stock.

        a. Guido hereby agrees to sell, assign, transfer and deliver and does hereby sell, assign, transfer and deliver to Audiogenesis, and Audiogenesis agrees to purchase, acquire and accept from Guido, and does hereby purchase, acquire and accept from Guido, upon the terms and conditions set forth in this Agreement, complete, absolute and unencumbered right, title and interest in and to the Allstates Shares.
        b. Provided, however, that ____101_______ shares of Allstates owned by Guido are held in escrow pursuant to a certain Stock Escrow Agreement dated April 23, 1996. Guido assigns to Audiogenesis and Audiogenesis accepts all Guido's rights and obligations pursuant to such agreement and to the underlying shares pursuant to such agreement.
3.      Consideration.
        The consideration to be paid to Guido in exchange for the sale, transfer, assignment and delivery of the Allstates Shares as set forth in
Section 2 above is 18,000,000 common shares of the common stock of Audiogenesis, plus the assumption by Audiogenesis of the obligation of Guido to pay $2,560,000 to the Estate of Albert G. Hoffman, Jr. pursuant to a certain Buy-Sell Agreement dated December 30, 1975 ("Purchase Price").
4.      Exchange of Shares.
        At Closing as hereafter defined, Audiogenesis shall deliver to Guido, in accordance with written instructions from Guido, 18,000,000 shares of the common stock of Audiogenesis.
5.      Representations and Warranties of Audiogenesis.
        Audiogenesis represents and warrants to Allstates as follows:
        a. Organization and Qualification. Audiogenesis is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, and has the requisite corporate power to carry on its business as it is now being conducted. Audiogenesis is not qualified as a foreign corporation to do business in any other state, and the character of its properties owned or leased or the nature of its activities makes such qualification unnecessary.
        b. Capitalization. The authorized capital stock of Audiogenesis consists of 50,000,000 Shares, par value per share. As of the execution of this Agreement, there are 14,109,872 Shares validly issued, fully paid and nonassessable. Additionally, Audiogenesis has reserved 448,000 shares of its common stock for possible issuance to the holders of options granted by Genesis Safety Systems, Inc. which remained outstanding after the acquisition of Oil Baltija Group, Ltd. by that company. Pursuant to the anti-dilution provisions of such options, such shares will be issued to the option holders at no additional cost, and with no additional consideration to Audiogenesis, but only in the event that such option holders exercise their options in Oil Baltija Group, Ltd. at exercise prices ranging from $5 to $12.50 per share. Except as provided on Exhibit
5.b and
the obligation of Audiogenesis to issue Shares hereunder, there will be no other options, warrants or other rights, agreements or commitments (contingent or otherwise) obligating Audiogenesis to issue shares of its capital stock.
        c. Authority Relative to this Agreement. Audiogenesis has the requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this
Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of Audiogenesis and, other than approval by the Shareholders at a meeting to be duly called for such purposes, no other corporate proceedings on the part of Audiogenesis are necessary to authorize this transaction and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by
Audiogenesis and, assuming this Agreement constitutes a valid and binding obligation of Guido and Allstates, this Agreement constitutes a valid and binding agreement of Audiogenesis, enforceable against Audiogenesis in accordance with its terms. Audiogenesis is not subject to or obligated under any charter, by-law or contract provision or any license, franchise or permit, or any order or decree, which would be breached or

violated or in respect of which a right of acceleration would be created by
its executing and carrying out this Agreement, other than any such breach,
violation or right which will not have a material adverse effect on
Audiogenesis.
        d.       Validity of Shares.  At Closing, the issuance and
delivery
by Audiogenesis of the Audiogenesis Common Stock in connection with this
Agreement will have been duly and validly authorized by all necessary corporate action on the part of Audiogenesis. The shares of Audiogenesis
Common Stock to be issued to Guido will, when issued, be validly issued,
fully paid and nonassessable.
        e.       Financial.
         i.      Audiogenesis has previously furnished Allstates
with a Form
10SB, which includes the audited financial statements of
Audiogenesis as of
September 30, 1998, and with a Form 10-QSB for the period ending
March 31,
1999, which contains unaudited financial statements of Audiogenesis as of
March 31, 1999 (the "Financial Statements").   The Financial
Statements have
been prepared in conformity with generally accepted accounting principles applied on a basis consistent during the period. The Financial Statements present fairly the financial position of Audiogenesis. For the purposes of this Agreement, all financial statements of Audiogenesis shall be deemed to include any notes to such financial statements.
         ii. Audiogenesis has no liabilities or obligations, either accrued, absolute, contingent, or otherwise, which are material to Audiogenesis and which have not been:
                 (1)      reflected in the Financial Statements; or
                 (2) specifically described in any of the schedules furnished by Audiogenesis pursuant to this Agreement; or
                 (3) incurred, consistent with past practices, in or as a result of the ordinary course of business since September 30, 1998.
         iii. There are no pending or threatened claims (including, without limitation, product liability claims) against or liabilities or obligations of Audiogenesis and there is no legal basis for any of such claims, except as expressly disclosed by this Agreement or the schedules submitted by Audiogenesis pursuant hereto.
         iv. Except as set forth in Exhibit 5.e.iv hereto between September 30, 1998 and the date of this Agreement Audiogenesis has not engaged in any material transaction not in the ordinary course of its business and, except as set forth in such Exhibit 5.e.iv hereto, there has not been, occurred or arisen:
                 (1)       any material adverse change in the
business or
financial conditions of Audiogenesis from that shown on the Balance
Sheet; or
                 (2) any damage or destruction in the nature of a casualty loss, whether covered by insurance or not, materially and adversely affecting the properties or business of Audiogenesis; or
                 (3) any waiver by Audiogenesis of any rights of substantial value which singly or in the aggregate are material to Audiogenesis; or
                 (4) any borrowing of money or any commitment to borrow money by Audiogenesis; or
                 (5)      any other event, conditions or state of
facts of
any character which materially and adversely affects, or, to the best of the knowledge of Audiogenesis, threatens to materially and adversely affect, the business or results of operations or financial condition of Audiogenesis.
         v. Set forth on Exhibit 5.e.v. hereto, is the compensation payable or to become payable by Audiogenesis to officers, directors of Audiogenesis or salaried employees of or consultants to Audiogenesis, if any.
        f. Filings with the SEC. Audiogenesis has made all filings with the SEC that it has been required to make under the Securities
Act and
the Securities Exchange Act of 1934 (the "Exchange Act")
(collectively, the
"Public Reports"). Each of the Public Reports has complied with the Securities Act and the Exchange Act in all material respects. None of the
Public Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, false or misleading. Audiogenesis has delivered to Allstates a correct and complete copy of each Public Report
(together with
all claims and schedules thereto and as amended to date).
        g. Lawsuits and Claims. There is no action, at law or in equity, arbitration, proceeding, claim,

governmental proceeding or investigation pending or, to the best of Audiogenesis's knowledge after reasonable investigation, threatened against
Audiogenesis or against any business or assets of Audiogenesis. Audiogenesis is not in default with respect to any decree, injunction or
other order of any court or governmental authority.
        h.       Agreements, Contracts and Commitments.
         i.      Except as set forth in Exhibit 5.h.i hereto,
Audiogenesis
is not a party to:
                 (1)      any collective bargaining agreement,
                 (2)      any bonus, deferred compensation, pension,
profit-sharing, or retirement plan or other arrangement,
                 (3)      any employment or other agreement,
contract, or
commitment requiring Audiogenesis to pay any employee more than
$10,000 a
year or severance pay in excess of four weeks' salary,
                 (4)      any agreement of guarantee or indemnification
(except as provided in the articles of incorporation and by-laws of Audiogenesis) which involves, singly or together with other such agreements, a potential material liability,
                 (5)      any agreement, contract, or commitment
which, to
the best of the knowledge of Audiogenesis, might reasonably be expected to
have a potential material adverse impact on the business, financial condition or earnings of Audiogenesis,
                 (6)      any agreement, contract or commitment
containing
any covenant limiting the freedom of Audiogenesis to engage in any line of
business in any area of the world or to compete with any person,
                 (7)      any agreement, contract, or commitment
relating to
capital expenditures and involving future payments,
                 (8)      any agreement, contract, or commitment
(other than
leases of real property) relating to the acquisition of assets or capital
stock of any business enterprise,
                 (9)      any transaction, understanding, agreement or
contract with an officer, director, employee, or shareholder, or any affiliate thereof,
                 (10)     any agreement, contract, or commitment which
involves $50,000 or more, or
                 (11)     any other agreement or contract which
Audiogenesis
would be required to file with the Securities and Exchange Commission ("SEC") as an exhibit were Audiogenesis to file with the SEC on the date hereof a registration statement on Form S-1 covering securities to be offered by Audiogenesis to the public.
         ii.     To the best of the knowledge of Audiogenesis,
Audiogenesis
has not in any material respect breached, nor to the best of the knowledge
of Audiogenesis is there any pending or threatened claim or any legal basis
for a claim that Audiogenesis has breached, any of the terms or conditions
of
                 (1)      any agreement contract or commitment set
forth in
any of the schedules hereto, or
                 (2)      any other agreement, contract or
commitment, the
breach or breaches of which singly or in the aggregate could result in the
imposition of damages in an amount material to Audiogenesis.
        i. No Breach of Statute or Contract; Governmental Authorizations. Except as otherwise provided for or contemplated in this
Agreement, neither the execution and delivery of this Agreement nor the Plan
of Reorganization by Audiogenesis, will breach any statute or regulation of
any governmental authority, domestic or foreign, or will conflict with or
result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree or ruling of any court or governmental authority, domestic or foreign, to which Audiogenesis is subject or of any
agreement or instrument to which Audiogenesis is a party or by which it is
bound, or constitute a material default thereunder, or give to others any
interest or rights, including rights of termination or cancellation, in or
with respect to any of the properties, assets, agreements, contracts or business of Audiogenesis.
        j.       Taxes.  Audiogenesis has filed all United States
income tax
and information returns and all state and local tax returns
(collectively
referred to herein as "Tax Returns") which are required to be filed and has
paid, or made provision for the payment of, all taxes (including, without
limitation, all federal, state or local income, property, sales, use, excise, franchise, employment, withholding or similar taxes and all interest, additions and penalties thereon or with respect thereto ("taxes")
which have or may have become due pursuant to said returns, pursuant to any
assessment received by Audiogenesis, or otherwise payable pursuant to applicable law.
        k.       Brokers' Fees.  Audiogenesis does not have any
liability or
obligation to pay any fees or commissions to any broker, finder, or agent
with respect to the transactions contemplated by this Agreement for which
any of Allstates and its subsidiaries could become liable or obligated.
        l.       Resignations.  Simultaneously with the Closing,
Robert R.
Guinta will resign as an officer and a director of Audiogenesis, and
Joseph
Guido, Barton Theile and Craig Stratton will be added to the board of directors of Audiogenesis.
        m.       Change of Name.  Prior to Closing, Audiogenesis
agrees to
submit to the Shareholders approval of an Amendment to the
Certificate of
Incorporation to change its name to ALLSTATES WORLD CARGO, INC., or such
other name as Allstates shall deem appropriate.
6.      Representations and Warranties of Guido and Allstates.
        Guido and Allstates, jointly and severally, represent and
warrant as
follows:
        a.       Organization and Qualification.  Allstates is a
corporation
duly organized, validly existing and in good standing under the laws of the
State of New Jersey and has the requisite corporate power to carry on its
business as it is now being conducted.  Allstates is duly qualified as a
foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the
nature of its activities makes such qualification necessary.
        b.       Capitalization.  The authorized capital stock of
Allstates
consists of 1,000 shares of common stock, no par value,  of which
210 shares
have been or will be issued and outstanding and or reserved prior to Closing. There are no Options, Warrants or other rights, agreements or commitments (contingent or otherwise) obligating Allstates to issue additional shares of its capital stock.
        c.       Authority Relative to this Agreement.  Allstates
has the
requisite corporate power and authority to enter into this Agreement and to
carry out its obligations hereunder.  The execution and delivery of this
Agreement and the consummation of the Agreements contemplated hereby have
been duly authorized by the Board of Directors of Allstates and
Guido and,
no other corporate proceedings on the part of Allstates are
necessary to
authorize this Agreement and the Agreements contemplated hereby. This Agreement has been duly and validly executed and delivered by
Allstates and,
assuming this Agreement constitutes a valid and binding obligation of Audiogenesis, this Agreement constitutes a valid and binding agreement of
Allstates and Guido, enforceable against them, respectively in accordance
with its terms.  Allstates is not subject to or obligated under any charter,
by-law or contract provision or any license, franchise or permit, or any
order or decree, which would be breached or violated or in respect of which
a right of acceleration would be created by its executing and carrying out
this Agreement, other than any such breach, violation or right which will
not have a material adverse effect on Allstates.
        d.       Financial.
         i.      Allstates has previously furnished Audiogenesis
true and
complete copies of the audited balance sheet and income statements of
Allstates as of  9/30/98   and    9/30/98.  All such financial
statements
have been prepared in conformity with generally accepted accounting principles applied on a basis consistent during the period. Such financial statements present fairly the financial position of Allstates. For the purposes of this Agreement, all financial statements of Allstates shall be
deemed to include any notes to such financial statements.
         ii. Allstates has no liabilities or obligations, either accrued, absolute, contingent, or otherwise, which are material to Allstates and which have not been:
                 (1)      reflected in the balance sheet of
Allstates as of
  {date}   ; or
                 (2)      specifically described in any of the
schedules
furnished to Audiogenesis pursuant to this Agreement; or
                 (3)      incurred, consistent with past practices,
in or as
a result of the ordinary course of business since    9/30/98   .
         iii. There are no pending or threatened claims (including, without limitation, product liability claims or environmental claims [either as owner or tenant]) against or liabilities or obligations of
Allstates and
there is no legal basis for any of such claims, except as expressly disclosed by this Agreement or the schedules submitted by Allstates pursuant hereto.
         iv.     Between    9/30/98   and the date of this Agreement
Allstates has not engaged in any material transaction not in the ordinary
course of its business and, except as set forth in such Exhibit 6.e.iv. hereto, there has not been, occurred or arisen:
                 (1)      any material adverse change in the
business or
financial conditions of Allstates from that shown on the Balance
Sheet; or
                 (2)      any damage or destruction in the nature of a
casualty loss, whether covered by insurance or not, materially and adversely
affecting the properties or business of Allstates; or
                 (3)      any waiver by Allstates of any rights of
substantial value which singly or in the aggregate are material to
Allstates; or
                 (4)      any borrowing of money or many commitment to
borrow money by Allstates; or
                 (5)      any other event, conditions or state of
facts of
any character which materially and adversely affects, or, to the best of the
knowledge of Allstates, threatens to materially and adversely affect, the
business or results of operations or financial condition of Allstates.
         v.      Set forth on Exhibit 6.e.v. hereto, is the
compensation
payable or to become payable by Allstates to officers, directors of Allstates or salaried employees of or consultants to Allstates.
        e. Lawsuits and Claims. There is no action, at law or in equity, arbitration, proceeding, claim, governmental proceeding or investigation pending or, to the best of Allstates's knowledge after reasonable investigation, threatened against Allstates or against any business or assets of Allstates. Allstates is not in default with respect to any decree, injunction or other order of any court or
governmental
authority.
        f.        Taxes.  Allstates has filed all United States
income tax
and information returns and all state and local tax returns
(collectively
referred to herein as "Tax Returns") which are required to be filed and has
paid, or made provision for the payment of, all taxes (including, without
limitation, all federal, state or local income, property, sales, use, excise, franchise, employment, withholding or similar taxes and all interest, additions and penalties thereon or with respect thereto ("taxes")
which have or may have become due pursuant to said returns, pursuant to any
assessment received by Allstates, or otherwise payable pursuant to applicable law.
        g.       Assets of Allstates.  Allstates and Guido represent
and
warrant that at the time of Closing Allstates will have full right, title
and ownership to the assets set forth on the balance sheet and financial
statements as of    9/30/98   , all of which assets will remain the
property
of Allstates at the time of Closing.
        h.       Agreements, Contracts and Commitments.
         i. Except as set forth in Exhibit 6.i.i hereto, Allstates is not a party to:
                 (1)      any collective bargaining agreement,
                 (2)      any bonus, deferred compensation, pension,
profit-sharing, or retirement plan or other arrangement,
                 (3)      any employment or other agreement,
contract, or
commitment requiring Allstates to pay any employee more than $10,000 a year or any severance pay in excess of four weeks' salary,
                 (4)      any agreement of guarantee or indemnification
which involves, singly or together with other such agreements, a potential material liability,
                 (5)      any agreement, contract, or commitment
which, to
the best of the knowledge of Allstates, might reasonably be expected to have a potential material adverse impact on the business, financial condition or earnings of Allstates,
                 (6)      any agreement, contract or commitment
containing
any covenant limiting the freedom of Allstates to engage in any line of business in any area of the world or to compete with any person,
                 (7)      any agreement, contract, or commitment
relating to
capital expenditures and involving future payments,
                 (8)      any agreement, contract, or commitment
(other than
leases of real property) relating to the acquisition of assets or capital stock of any business enterprise,
                 (9)      any transaction, understanding, agreement or
contract with an officer, director, employee, or shareholder, or any affiliate thereof,
                 (10)     any agreement, contract, or commitment which
involves $500,000 or more, or
                 (11)     any other agreement or contract which
Allstates
would be required to file with the Securities and Exchange Commission ("SEC") as an exhibit were Allstates to file with the SEC on the date hereof a registration statement on Form S-1 covering securities to be offered by
Allstates to the public.
         ii. To the best of the knowledge of Allstates, Allstates has not in any material respect breached, nor to the best of the knowledge of
Allstates is there any pending or threatened claim or any legal basis for a claim that Allstates has breached, any of the terms or conditions of
                 (1)      any agreement contract or commitment set
forth in
any of the schedules hereto, or
                 (2)      any other agreement, contract or
commitment, the
breach or breaches of which singly or in the aggregate could result in the imposition of damages in an amount material to Allstates.

        i.       No Breach of Statute or Contract; Governmental
Authorizations.
         i.      Except as otherwise provided for or contemplated in
this
Agreement, neither the execution and delivery of this Agreement or the Certificate and Plan of Merger by Allstates, nor compliance by Allstates with the terms and provisions of this Agreement or the Certificate of Merger, will breach any statue or regulation of any governmental authority, domestic or foreign, or will at the time of filing or the Effective
Time
conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree or ruling of any court
or governmental authority, domestic or foreign, to which Allstates is subject or of any agreement or instrument to which Allstates is a party or
by which it is bound, or constitute a material default thereunder, or give
to others any interest or rights, including rights of termination or cancellation, in or with respect to any of the properties, assets, agreements, contracts or business of Allstates.
         ii.     To the best of Allstates's knowledge,  Allstates
has not
violated, and is not in violation of, any law, statue, rule, governmental
regulation, or order, which violation might have a material adverse effect
on the business, financial condition or earnings of Allstates.
        j.       Brokers' Fees.  Allstates does not have any
liability or
obligation to pay any fees or commissions to any broker, finder or agent
with respect to the transactions contemplated by this Agreement.
        k.       Investment Representation.    The Shares being
acquired by
Guido hereunder are being acquired for investment purposes only and not with
a view towards resale or redistribution and that no person or entity has any
beneficial interests in such shares except Guido.  The Shares being acquired
have not been registered under the Securities Act of 1933 as amended
and
Guido acknowledges and agrees that he may not sell, offer, transfer, hypothecate or convey such shares except pursuant to a registration statement pursuant to the Act or an exemption therefrom. Such shares shall
be issued with the following legend and shall be subject to a stock transfer
order delivered by the Company to the transfer agent, such legend to be as
follows:
        The shares represented by this certificate have not been
registered
        with the Securities and Exchange Commission under the
Securities Act
        of 1933, as amended.  The shares have been acquired for
investment
        and may not be sold, transferred, assigned, pledged or
hypothecated
        in the absence of an effective registration for these shares under
        such Act or an opinion of the Company's counsel that such registration is not required under said Act.
7.      Conduct and Transactions Prior to Closing.
        a. Investigations; Operation of Business of Allstates. Between the date of this Agreement and the Closing Date:
         i.      Audiogenesis and Allstates each agrees to give to
the other
and the authorized representatives of the other full access to all the premises and books and records of it and to furnish the other with such financial and operating data and other information with respect to the business and properties of it as the other shall from time-to-time request;
provided, however, that any such investigation shall not affect any of the
representations and warranties hereunder; and provided further, that any
such investigation shall be conducted in such manner as not to interfere
unreasonably with the operation of the business of the other.  In the event
of termination of this Agreement, Audiogenesis and Allstates will each return to the other all documents, work papers and other material obtained from the other in connection with the transactions contemplated hereby and
will use all reasonable efforts to keep confidential any information obtained pursuant to this Agreement unless such information is readily ascertainable from public or published information or trade sources.
         ii.     Allstates will use its best efforts to preserve
intact the
business organization of Allstates, to keep available to it the services of
its present officers and employees, to preserve its present
relationships
with persons having significant business relations with it, to maintain all
of its properties in customary repair and condition and to maintain insurance policies in respect of its business and properties consistent with
current practice.
         iii. The Parties shall conduct their business only in the ordinary course and, by way of amplification and not limitation, except as
disclosed will not without the prior written consent of the other parties to
this Agreement:
                 (1)      issue any capital stock (except pursuant
to the
exercise of stock options granted under Employee Incentive Stock Option Plans or other options previously granted), or any options, warrants, or
other rights to subscribe for or purchase any capital stock or any securities convertible into or exchangeable for capital stock, or
                 (2) declare, set aside, or pay any dividend or distribution with respect to their capital stock, or
                 (3) directly or indirectly redeem, purchase, or otherwise acquire any capital stock or
                 (4)      effect a split, reclassification, or other
change
in or of any capital stock, or
                 (5)      change the Certificate of Incorporation or
Bylaws,
or
                 (6) grant any material increase (except increases given in accordance with prior practice) in the compensation payable or to
become payable to officers or salaried employees or in any bonus, insurance,
pension or other benefit plan, payment or arrangement made to, for or with
any such officers or employees, or
                 (7)      borrow or agree to borrow any funds except
in the
ordinary course of business or directly or indirectly guarantee or agree to
guarantee the obligations of others, or
                 (8)      enter into any agreement, contract or
commitment
which, if entered into prior to the date of this Agreement, would be required to be listed in a schedule pursuant to the terms of this Agreement except as contemplated in such schedules, or
                 (9)      except in the ordinary course of business,
place
or suffer to exist on any of its assets or properties any mortgage, pledge,
lien, charge, or other encumbrance, or
                 (10)     except in the ordinary course of business,
cancel
any indebtedness owing or any claims which they may have possessed or waive
any rights of substantial value, or
                 (11)     sell, assign, or transfer any patents,
trademarks,
trade names, copyrights, formulae, or other intangible assets, or
                 (12)     sell or otherwise dispose of any interest in
property, or
                 (13)     commit any act or omit to do any act which
will
cause a material breach of any agreement, contract or commitment which is
listed in a schedule pursuant to the terms of this Agreement, or is entered
into subsequent to the date hereof with the prior written consent of the
other party which will have a material adverse effect on their business,
financial condition, or earnings, or
                 (14) violate any law, statue, rule, governmental regulation, or order, which violation might have a material adverse effect on their business, financial condition, or earnings.
        b.       General.  Each of the Parties will use its
reasonable best
efforts to take all action and to do all thin necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of
the closing conditions set forth in Section 9 below).
        c.       Notices and Consents.  Allstates will use its
reasonable
best efforts (and will cause each of its Subsidiaries to use its reasonable
best efforts) to obtain any third party consents, that Audiogenesis reasonably may request.
        d.       Regulatory Matters and Approvals.  Each of the
parties will
give any notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents and approvals of governments and governmental agencies in connection with the matters referred to in this
Agreement.
        e.       Stockholder Approval.   Audiogenesis will call a
special
meeting of its stockholders (the "Special Audiogenesis Meeting") as soon as reasonably practicable in order that the stockholders may consider and vote upon the adoption of this Agreement and the approval of the Acquisition in accordance with New Jersey corporation law. Provided, however, this Agreement may be adopted and the acquisition approved by the consent of shareholders owning a majority of its common stock. Audiogenesis will mail a disclosure document to its stockholders as soon as reasonably practicable.

8.      Conditions to Obligation to Close.
        a. Conditions to Obligation of Audiogenesis. The obligation of Audiogenesis to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:
         i. this Agreement and the Acquisition shall have received the requisite Audiogenesis Stockholder approval;
         ii. the representations and warranties set forth in this Agreement shall be true and correct in all material respects at and as of the Closing Date;
         iii. Allstates shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;
         iv. no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, and
(C) affect adversely the right of Audiogenesis to own the Acquired Assets, to operate the business of Allstates.
         v. all actions to be taken by Allstates in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Audiogenesis.
        Audiogenesis may waive any condition specified in this
Section 8a if
it executes a writing so stating at or prior to the Closing.
        b. Conditions to Obligation of Allstates. The obligation of
Allstates to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:
         i. this Agreement and the Acquisition shall have received the requisite Audiogenesis stockholder approval, if necessary;
         ii. Audiogenesis shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;
         iii. all actions to be taken by Audiogenesis in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Allstates.
        Allstates may waive any condition specified in this Section
8b if it
executes a writing so stating at or prior to the Closing.
9.      Deliveries.

        At Closing:

        a. Audiogenesis shall deliver to Guido certificates representing 18,000,000 shares of its authorized and unissued common stock registered in accordance with the written instructions from Guido.
        b. Guido shall deliver to Audiogenesis certificates representing the issued and outstanding capital stock of Allstates owned by
Guido, with stock powers duly endorsed in blank, subject to the terms of that certain Stock Escrow Agreement referenced in Section2 hereof, and that certain Buy-Sell Agreement referenced in Section3 hereof.
        c. Audiogenesis shall deliver to Guido an opinion of Audiogenesis' counsel that: (i) at Closing, the issuance and delivery by
Audiogenesis of Audiogenesis Shares in connection with this Agreement will have been duly and validly authorized by all necessary corporate action on the part of Audiogenesis; and (ii) the shares of Audiogenesis Shares to be issued to Guido will, when issued, be validly issued, fully paid and nonassessable.
        d. At Closing, the issuance and delivery by Allstates of Allstates Shares in connection with this Agreement will have been duly and validly authorized by all necessary corporate action on the part of Allstates. The Allstates Shares to be issued to Audiogenesis will, when issued, be validly issued, fully paid and nonassessable.
10.     Miscellaneous.
        a. Reciprocal Indemnifications. The parties hereby agree to indemnify each other for any damages sustained by the other party due to any material breach or misrepresentation involved in this Agreement.
        b. Assignment. This Agreement may not be assigned by either party without the express written consent of the other party.
        c. Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement [prior to the Closing] without the prior written approval of the other Party; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its reasonable best efforts to advise the other Party prior to making the disclosure).
        d. Governing Law - Jurisdiction. This Agreement shall be construed and enforced in accordance with the internal laws of the State of
New Jersey.
        e. Notice. Any notice, request, instruction or other document or communication required or permitted to be given under this Agreement shall be in writing and shall be sufficiently given if delivered in person or deposited in the United States mail, postage prepaid, for mailing BY certified or registered mail, return receipt requested, as follows:
        If to Audiogenesis delivered or addressed to:

        Sam DiGiralomo, President
        AUDIOGENESIS SYSTEMS, INC.
        7 Doig Road, Suite 3
        Wayne, NJ   07470

        and with copies to:

        Stephen M. Robinson, Esq.
        172 Tuckerton Road
        Medford, New Jersey 08055

        If to Allstates or Guido delivered or addressed to:

        Joseph Guido, President
        ALLSTATES AIR CARGO, INC.
        4 Lakeside Drive South, PO Box 959
        Forked River, New Jersey  08731

        and with copies to:

        Alexander W. Booth, Esq.
        Brownstein, Booth & Barry
        512 42nd
        Union City, NJ   07087

or to such other address or addresses as may be specified from time to time
by said party by like notice.
        f.       Severability.  Any term or provision of this
Agreement that
is invalid or unenforceable in any situation in any jurisdiction shall not
affect the validity or enforceability of the remaining terms and provisions
hereof or the validity or enforceability of the offending term or provision
in any other situation or in any other jurisdiction.
        g.       Expenses.  Each of the parties will bear its own
costs and
expenses (including legal fees and expenses) incurred in connection with
this Agreement and the transactions contemplated hereby.
        h.       Construction. The Parties have participated jointly
in the
negotiation and drafting of this Agreement.  In the event an ambiguity or
question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any
federal, state, local, or foreign statute or law shall be deemed also to
refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including
without limitation.       i.       Incorporation of Exhibits and
Schedules.
The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.
        j. Section Heading. Section headings as to the contents of particular sections and subsections are for convenience only and are in no way to be construed as part of this Agreement or as a limitation of the scope of the particular sections or subsections to which they refer.
        k. Entire Agreement. This Agreement and the Exhibits, Schedules and Attachments hereto and other agreements and documents referenced herein constitute the entire agreement and understanding of the parties hereto with respect to the matters herein set forth, and all prior negotiations and understandings relating to the subject matter of this Agreement are merged herein and are superseded and canceled by this Agreement.
        l. Waivers - Amendments. Any of the terms or conditions of this Agreement may be waived in writing at any time by the party which is entitled to the benefit thereof or may be amended or modified in whole or in part at any time by an agreement in writing, executed in the same manner as this Agreement.
        m. Counterparts. This Agreement may be executed in any number of counterparts, including counterparts transmitted by telecopier or FAX, any one of which shall constitute an original of this Agreement. When counterparts of facsimile copies have been executed by all parties, they shall have the same effect as if the signature to each counterpart or copy whereupon the document and copies of such documents shall be deemed valid as originals. The parties agree that all such signatures may be transferred to a single document upon the request of any party.
        n. Closing. The Closing shall take place by exchange of documents effective on the day following the approval of the within transaction by the Audiogenesis shareholders, which is anticipated to be on or about July __30th__, 1999. The "Closing" or "Closing Date" shall be defined as the actual date of Closing, as set forth above.
        o. Venue. Any action, suit, or proceeding arising out of, based on, or in connection with this Agreement may be brought only in the Superior
Court of New Jersey, Burlington County, or the United States
District Court
for the Southern District of New Jersey, and each party covenants and agrees not to assert, by way of motion, as a defense, or otherwise in any such action, suit, or proceeding, any claim that it or he is not subject personally to the jurisdiction of such court, that its or his property is exempt or immune from attachment or execution, that the action, suit, or proceeding is brought in an inconvenient forum, that the venue of the action, suit, or proceeding is improper, or that this Agreement or the subject matter hereof may not be enforced in or by such court.

11.     Signatures.
        IN WITNESS WHEREOF, this instrument has been executed by the parties hereto as of the day and year first above written.


                                   AUDIOGENESIS SYSTEMS, INC.


                              By:  /s/ Sam DiGiralomo




                                   Sam DiGiralomo, President



                                   ALLSTATES AIR CARGO, INC.


                           By:     /s/ Joseph Guido


                                   Joseph Guido, President


AGREED AND CONSENTED TO:

/s/ Joseph Guido

Joseph Guido, Individually
as sole shareholder of
Allstates Air Cargo, Inc.

                                 EXHIBIT 5.B
         OPTIONS, WARRANTS OR OTHER RIGHTS, AGREEMENTS OR COMMITMENTS
                               OF AUDIOGENESIS


None

                                EXHIBIT 5.E.IV
                    MATERIAL TRANSACTIONS OF AUDIOGENESIS



NONE

                                EXHIBIT 5.E.V
             COMPENSATION OF OFFICERS & DIRECTORS OF AUDIOGENESIS


Sam DiGiralomo, President and CEO of Audiogenesis, receives $65,000 per year for services rendered to Audiogenesis on a part-time basis.

                                EXHIBIT 5.H.I
                      MATERIAL CONTRACTS OF AUDIOGENESIS


Echolocation Agreement - agreement between Genesis and the Center for Innovative Technology (CIT), a corporation organized under the laws of the
Commonwealth of Virginia, dated June 14, 1994, subsequently assigned by mutual consent by Virginia Commonwealth University/IPF to Audiogenesis Systems, Inc.

Purchase Order from Lederle Laboratories Division of American Cyanamid Company to Audiogenesis, dated April 19, 1999, $200,000

                                EXHIBIT 6.E.IV
                    MATERIAL ADVERSE CHANGES TO ALLSTATES

                                EXHIBIT 6.E.V
              COMPENSATION OF OFFICERS & DIRECTORS OF ALLSTATES

                                EXHIBIT 6.I.I
                       MATERIAL AGREEMENTS OF ALLSTATES